UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2019

New Age Beverages Corporation
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)
001-38014	27-2432263
(Commission File Number)	(IRS Employer Identification No.)

1700 E. 68th Avenue, Denver, CO 80229
(Address of principal executive offices) (Zip Code)

(303) 289-8655
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2019, the Board of Directors of New Age Beverages Corporation (the “Company”) appointed Amy L. Kuzdowicz to serve as a director of the Company. Ms. Kuzdowicz will serve as Chairperson of the Audit Committee.

Amy L. Kuzdowicz, age 48, is a CPA with over 25 years of financial leadership experience in domestic and international companies across a range of industries, including gaming, food & beverage, manufacturing, mining and information services. She joined Rock Ohio Caesars in January 2013 as the CFO of the joint venture and in July 2016, moved to the parent company as the SVP and Chief Accounting Officer of Jack Entertainment LLC. She is responsible for Financial Reporting, Accounting, Purchasing, Payables, Payroll, Debt Management, Treasury, Risk Management, Indirect Tax, Credit and Financial Systems. Ms. Kuzdowicz began her career at Arthur Andersen in Denver, Colorado and Tashkent, Uzbekistan, where she specialized in the gaming industry and emerging markets. She spent 14 years at $1 billion+ public companies where she led transformations in financial operations involving acquisitions, joint ventures, offshoring and double-digit annual sales changes. She has extensive experience in international operations, high growth enterprises and turnaround operations. Ms. Kuzdowicz holds a B.S. in Accounting from Colorado State University and is a CPA in Ohio.

The Board has determined that Ms. Kuzdowicz is an independent director within the meaning of NASDAQ Rule 5605. Ms. Kuzdowicz qualifies to serve on the Board because of her ability to help the Company understand the dynamics of growth in emerging markets outside of the United Sates as well as her extensive accounting experience.

Ms. Kuzdowicz does not have a family relationship with any of the executive officers or directors of the Company. There are no arrangements or understandings between Ms. Kuzdowicz and any other persons pursuant to which she was selected as a director, and there are no transactions in which she has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits.

Number	Description
99.1	Press Release issued on February 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW AGE BEVERAGES CORPORATION

Date: February 25, 2019	By:	/s/ Gregory A. Gould
Gregory A. Gould Chief Financial Officer